                                                                    EXHIBIT 10.4

                              DRUGSTORE.COM, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------

     This Restricted Stock Purchase Agreement (the "Agreement") is made as of
                                                    ---------
June 19, 1998 by and between DrugStore.com, Inc., a Delaware corporation (the "Company"), and Jed Smith ("Purchaser").
--------                    ---------

     1.  SALE OF STOCK.  Subject to the terms and conditions of this Agreement,
         -------------
on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 975,000 shares of the Company's Common Stock (the "Shares") at a purchase price of $0.04 per Share
                                 ------
for a total purchase price of $39,000.00.  The term "Shares" refers to the
                                                     ------
purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  PURCHASE.  The purchase and sale of the Shares under this Agreement
         --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                                -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by an assignment of certain assets as set forth in the Bill of Sale and Instrument of Assignment in the form attached to this Agreement as Exhibit A.
                              ---------

     3.  LIMITATIONS ON TRANSFER.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  REPURCHASE OPTION.
               -----------------

               (i) If Purchaser voluntarily terminates his employment relationship with the Company or if the Company terminates Purchaser's employment relationship with the Company for Cause (as defined below), the Company shall upon the date of such termination (the "Termination Date") have an
                                                      ----------------
irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days
                                    -----------------
from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

               (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               (iii) 75% of the Shares shall initially be subject to the Repurchase Option. 1/48 of the total number of Shares shall be released from the Repurchase Option on each monthly anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share. Notwithstanding the foregoing:

                      (A) If the Company terminates Purchaser's employment with the Company other than for Cause, then 121,875 of the Shares (which amount is 1/8 of the total number of Shares) that are subject to the Repurchase Option as of such date shall be immediately released from the Repurchase Option on the effective date of such termination in addition to any Shares previously released from the Repurchase Option as of such date in accordance with the second sentence of this Section 3(a)(iii).

                      (B) In the event of a Change of Control (as defined below) and (a) Purchaser is not offered a position with similar responsibilities by the surviving corporation or (b) Purchaser's principal office after the Change of Control is located more than 50 miles form your residence, 100% of the Shares shall be released from the Repurchase Option on the effective date of the transaction.

               (iv) The following terms referred to in this Section 3 shall have the following meanings:

                      (A) "Cause" means (1) gross negligence or willful
                           -----
     misconduct in the performance of duties to the Company which is demonstrably and materially injurious to the business or reputation of the Company or its subsidiaries; (2) commission of any act of fraud against, or the misappropriation of material property belonging to, the Company; or (3) conviction of a felony or a crime that is demonstrably and materially injurious to the business or reputation of the Company, in each case as determined in good faith by the Board of Directors.

                      (B) "Change of Control" means (1) the consummation of a
                           -----------------
     merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately before the merger, consolidation or other reorganization own immediately after the merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of the continuing or surviving entity; or (2) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction does not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before the transaction.

          (b)  RIGHT OF FIRST REFUSAL.  Before any Shares held by Purchaser or
               ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").
                   ----------------------

               (i)    NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares
                      ---------------------------
shall deliver to the Company a written notice (the "Notice") stating:  (A) the
                                                    ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (C)
                                                      -------------------
the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or
                                   -------------
terms as similar as reasonably possible) to the Company or its assignee(s).

               (ii)   EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within 30
                      ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

               (iii)  PURCHASE PRICE.  The purchase price ("Purchase Price")
                      --------------                        --------------
for the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)   PAYMENT.  Payment of the Purchase Price shall be made, at
                      -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)    HOLDER'S RIGHT TO TRANSFER.  If all of the Shares
                      --------------------------
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi)   EXCEPTION FOR CERTAIN FAMILY TRANSFERS.  Anything to the
                      --------------------------------------
contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust, limited partnership or limited liability company for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or
-----------------
antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (c)  INVOLUNTARY TRANSFER.
               --------------------

               (i)    COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER.  In
                      -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii)   PRICE FOR INVOLUNTARY TRANSFER.  With respect to any
                      ------------------------------
stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Purchaser and whose fees shall be borne equally by the Company and Purchaser.

          (d)  ASSIGNMENT.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the Parent or a 100% owned Subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

          (e)  RESTRICTIONS BINDING ON TRANSFEREES.  All transferees of Shares
               -----------------------------------
or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (f)  TERMINATION OF RIGHTS.  The Right of First Refusal and the
               ---------------------
Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon
                                                   --------------
termination of the Right of First Refusal and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 6(a)(ii) below and delivered to Purchaser.

     4.   ESCROW OF UNVESTED SHARES.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit B executed by
                                                           ---------
Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   INVESTMENT AND TAXATION REPRESENTATIONS.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          (a)  LEGENDS.  The certificate or certificates representing the Shares
               -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN

                      THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

          (b)  STOP-TRANSFER NOTICES.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  REFUSAL TO TRANSFER.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d)  REMOVAL OF LEGEND.  When all of the following events have
               -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 6(a)(ii): (i) the termination of the Right of First Refusal; (ii) the expiration or termination of the market standoff provisions of Section 9 (and of any agreement entered pursuant to Section 9, and (iii) the expiration or exercise in full of the Repurchase Option. After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 6(a)(ii), and delivered to Purchaser.

     7.   NO EMPLOYMENT RIGHTS.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     8.   SECTION 83(B) ELECTION. Purchaser understands that Section 83(a) of
          ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income the difference between the amount paid for the Shares and the Fair
Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the
                  -----------
Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the
                                                        --------------
Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

          Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as
                                       --------------
Exhibit C.  Purchaser further agrees that Purchaser will execute and submit with
---------
the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit D,
                                                                    ---------
if Purchaser has indicated in the Acknowledgment his decision to make such an election.

     9.   MARKET STANDOFF AGREEMENT.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     10.  MISCELLANEOUS.
          -------------

          (a)  GOVERNING LAW.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  SEVERABILITY.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  CONSTRUCTION.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  NOTICES.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  COUNTERPARTS.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  SUCCESSORS AND ASSIGNS.  The rights and benefits of this
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)  CALIFORNIA CORPORATE SECURITIES LAW.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.



                            [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              DRUGSTORE.COM, INC.

                              By:  /s/ Brook H. Byers
                                   --------------------------------------------

                              Title:  _________________________________________

                              Address:  _______________________________________

                              _________________________________________________

                              _________________________________________________

                              PURCHASER:

                              JED SMITH

                                /s/ Jed A. Smith
                              ------------------------------------------------
                              (Signature)

                              Address: 2750 Sand Hill Road
                                       --------------------------------------
                                       Menlo Park, CA  94025
                                       ---------------------------------------



     PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Vesting Commencement
Date:  October 1, 1997


I, Fiona Rotberg, spouse of Jed Smith, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                       /s/ Fiona Rotberg
                                      ------------------
                                     Spouse of Jed Smith

                                   EXHIBIT A
                                   ---------


                                 BILL OF SALE
                                 ------------

     Jed Smith (the "Transferor"), for good and valuable consideration, the
                     ----------
receipt and sufficiency of which is hereby acknowledged, hereby sells, transfers, assigns and conveys to DrugStore.com, Inc. and its successors and assigns ("Transferee"), all of the assets listed on Attachment A hereto (the
          ----------                                ------------
"Assets").
-------

     Transferor hereby appoints Transferee the attorney in fact of Transferor, with full power of substitution on behalf of Transferee to demand and receive any of the Assets and to give receipts and releases for the same, to institute and prosecute in the name of Transferor, but for the benefit of Transferee, any legal or equitable proceedings Transferee deems proper in order to enforce any rights in the Assets and to defend or compromise any legal or equitable proceedings relating to the Assets as Transferee shall deem advisable. Transferor hereby declares that the appointment made and powers granted hereby are coupled with an interest and shall be irrevocable by Transferor.

     Transferor hereby agrees that Transferor and Transferor's successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered such further acts, documents, or instruments confirming the conveyance of any of the Assets to Transferee as Transferee shall reasonably deem necessary, provided that Transferee shall provide all necessary documentation to Transferor.

     This Bill of Sale is executed and delivered in, and shall be construed and enforced in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     Transferor has signed this instrument as of __________________, 1998.



/s/ Jed A. Smith
-----------------
Jed Smith

                         ATTACHMENT A TO BILL OF SALE
                         ----------------------------

All rights, title and interest to the concept, idea and business of DrugStore.com, including, without limitation its business plan and prospects and technology.

                                   EXHIBIT B
                                   ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and DrugStore.com, Inc. (the
                                    ---------
"Company") dated _______________, 1998 (the "Agreement"), Purchaser hereby
--------                                     ---------
sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and hereby irrevocably constitutes and appoints ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:   6/29/98
        --------

                              Signature:


                              /s/ Jed A. Smith
                              ---------------------------------------
                              Jed Smith


                              /s/ Fiona Rotberg
                              ---------------------------------------
                              Spouse of Jed Smith (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT C
                                   ---------

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                   -----------------------------------------
                       REGARDING SECTION 83(B) ELECTION
                       --------------------------------

     The undersigned has entered a stock purchase agreement with DrugStore.com, Inc., a Delaware corporation (the "Company"), pursuant to which the undersigned
                                   -------
is purchasing 975,000 shares of Common Stock of the Company (the "Shares").  In
                                                                  ------
connection with the purchase of the Shares, the undersigned hereby represents as follows:

     1. The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

     2.  The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code")
                                                                       ----
          and pursuant to the corresponding provisions, if any, of applicable state law; or

     (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

     (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date: ___________             /s/ Jed A. Smith
                              ----------------------------------------
                              Jed Smith


Date:   6/29/98               /s/ Fiona Rotberg
      -----------             ----------------------------------------
                              Spouse of Jed Smith

                                   EXHIBIT D
                                   ---------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  Jed Smith

     NAME OF SPOUSE:  Fiona J. Y. Rotberg
                      ----------------------------------------

     ADDRESS:            15 Central Rd.
                         -------------------------------------

                         Somerville, MA  02143
                         -------------------------------------

     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  _______________

2. The property with respect to which the election is made is described as follows:

     731,250 shares of the Common Stock (the "Shares"), $0.001 par value, of
                                              ------
     DrugStore.com, Inc., a Delaware corporation (the "Company").
                                                       -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: ___________.

6.   The amount (if any) paid for such property: __________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: _________                     /s/ Jed A. Smith
                                    ---------------------------
                                    Jed Smith
Dated:  6/29/98                     /s/ Fiona Rotberg
       ---------                    ---------------------------
                                    Spouse of Jed Smith

                                    RECEIPT
                                    -------

     DrugStore.com, Inc. (the "Company") hereby acknowledges receipt of the assets described in the Bill of Sale attached as Exhibit A to the Restricted Stock Purchase Agreement, dated as of June ___, 1998, between the Company and Jed Smith as consideration for Certificate No. _______ for 975,000 shares of the Company's Common Stock.



Dated:  ________________

                              DRUGSTORE.COM, INC.

                              By:  /s/ Brook H. Byers
                                  -------------------------------------

                              Title:
                                     __________________________________

                              RECEIPT AND CONSENT
                              -------------------

     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ______ for 975,000 shares of Common Stock of DrugStore.com, Inc. (the

"Company").
 -------

     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:  _________________________


                                   _________________________________
                                   Jed Smith